                                                                     EXHIBIT 3.1



                                                         FEDERAL IDENTIFICATION
                                                       NO.  04-3124117
                                                          ---------------------


                                                 The Commonwealth of Massachusetts
                                                      William Francis Galvin
                                                   Secretary of the Commonwealth
                                       One Ashburton Place, Boston, Massachusetts 02108-1512
------------
EXAMINER
                                                RESTATED ARTICLES OF ORGANIZATION
                                             (General Laws, Chapter 156B, Section 74)
------------

Name        We,   Paul S. Gass                                                                  , President,
Approved       ---------------------------------------------------------------------------------
            and   Charles W. Cross                                                              , *Clerk,
               ---------------------------------------------------------------------------------
            of   BankVest Capital Corp.                                                         ,
               ---------------------------------------------------------------------------------
                                            (Exact name of corporation)

            located at   200 Nickerson Road, Marlboro, MA 01752                                 ,
                      --------------------------------------------------------------------------
                               (Street address of corporation in Massachusetts)

            do hereby certify that the following Restatement of the Articles of Organization was duly adopted at a
            meeting held on   May 26    , 1998   by a vote of the directors/or:
                            ------------     --
            1,266,344 shares of Class A Common 5,000,000,000 of Class A Common 1,408,073 shares outstanding,
            ---------           ----------------------------    ------------------------
                                (type, class & series, if any)

            30,000   shares of Class A Preferred 30,000   of Class A Preferred 30,000   shares outstanding, and
            ------             -------------------------     ------------------------
                                (type, class & series, if any)

            30,000   shares of Class B Preferred 30,000   of Class B Preferred 30,000   shares outstanding,
            ------             ------------------------      ------------------------
                                (type, class & series, if any)

            **being at least a majority of each type, class or series outstanding and entitled to vote thereon:/**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:


C     [_]                                             ARTICLE I
P     [_]                                  The name of the corporation is:
M     [_]                                      BankVest Capital Corp.
R.A.  [_]                                             ARTICLE II
                          The purpose of the corporation is to engage in the following business activities:

                                             See Continuation Sheet 2(1)
                                             ---
------------

P.C.        *Delete the inapplicable words.      **Delete the inapplicable clause.
            Note:  If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch.
            Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

                                  ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue:


-------------------------------------------------------------------------------------------------------------------------------
                WITHOUT PAR VALUE                                                  WITH PAR VALUE
-------------------------------------------------------------------------------------------------------------------------------
        TYPE                NUMBER OF SHARES               TYPE                   NUMBER OF SHARES                PAR VALUE
-------------------------------------------------------------------------------------------------------------------------------
Common:                                                   Common:        5,000,000 Class A Common Stock           $1.00
-------------------------------------------------------------------------------------------------------------------------------
                                                                         1,000,000 Class B Common Stock           $1.00
-------------------------------------------------------------------------------------------------------------------------------
Preferred:                                              Preferred:       500,000 (of which shares)                $1.00
                                                                         60,000 Class A Convertible
                                                                         Preferred                                $1.00
-------------------------------------------------------------------------------------------------------------------------------
                                                                         30,000 Class B Convertible
                                                                         Preferred                                $1.00
                                                                         75,000 Class C Convertible
                                                                         Preferred                                $1.00
-------------------------------------------------------------------------------------------------------------------------------
                                                                         37,500 Class D Convertible
                                                                         Preferred                                $1.00
-------------------------------------------------------------------------------------------------------------------------------

                                   ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

                   See Continuation Sheets 4(1) through 4(49)
                   ---

                                   ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

                                      None



                                   ARTICLE VI

**Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


                   See Continuation Sheets 6(1) through 6(8)
                   ---




**If there are no provisions state "None".
Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                  ARTICLE VII

The effective date of the restated Articles or Organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.



                                  ARTICLE VIII

The information contained in Article VIII is not a permanent part of the Articles of Organization.

a. The street address (post office boxes are not acceptable) of the principal office of the corporation in Massachusetts is:

     200 Nickerson Road, Marlboro, MA 01752


b. The name, residential address and post office address of each director and officer of the corporation is as follows:

                       NAME                            RESIDENTIAL ADDRESS                       POST OFFICE ADDRESS
President::        Paul S. Gass              555 Concord Rd., Sudbury, MA 01776                        Same
Treasurer:         Kellie D. Jacques         38 Walker St., Newton, MA 02160                           Same
Clerk:             Charles W. Cross          16 Lincoln Dr., North Smithfield, RI 02896                Same
Directors:         Paul S. Gass              555 Concord Rd., Sudbury, MA 01776                        Same
                   John P. Colton            141 Cole Ave., Providence, RI 02906                       Same
                   Kellie D. Jacques         38 Walker St., Newton, MA 02160                           Same
                   Sandra T. King            83 Haynes Rd., Sudbury, MA 01776                          Same
                   Kevin J. McGinty          8 Pepperwood Ln., Pepper Pike, OH 44124                   Same
                   James H. Fordyce          774 Hollow Tree Ridge Rd., Darien, CT 06820               Same
                   James D. Gerson           19 West 95th St., New York, NY 10025                      Same

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month: June 30

d. The name and business address of the resident agent, if any, of the corporation is:

                            Richard J. Snyder, Esq.
                         c/o Goldstein & Manello, P.C.
                              265 Franklin Street
                                Boston, MA 02110

**We further certify that the foregoing Restated Articles of Organization affect no amendments to the Articles of Organization of the corporation as heretofore amended, except amendments to the following articles. Briefly describe amendments below:


Articles III, IV, VI and VIII as incorporated herein by reference.

SIGNED UNDER THE PENALTIES OF PERJURY, this   26th   day of May  , 1998.
                                              ----          ---

/s/ Paul S. Gass                  , *President
----------------------------------

/s/ Charles W. Cross              , *Clerk
----------------------------------

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                       RESTATED ARTICLES OF ORGANIZATION
                   (General Laws, Chapter 156B, Section 74)




==============================================================================

  I hereby approve the within Articles of Amendment and, the filing fee in the amount of $1,136 having been paid, said articles are deemed to have been
            ------
  filed with me this 26th day of May 1998.
                     ----        ---    -


  Effective date:
                 ----------------------------------------------------






                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth







                        TO BE FILLED IN BY CORPORATION
                     Photocopy of document to be sent to:


               Richard J. Snyder, Esq.
               ---------------------------------------------------------------

               Goldstein & Manello, P.C.
               ---------------------------------------------------------------

               265 Franklin Street
               ---------------------------------------------------------------

               Boston, Massachusetts 02110
               ---------------------------------------------------------------

               Telephone:  (617) 439-8900
                         -----------------------------------------------------

                                   ARTICLE IV

                             A.  AUTHORIZED SHARES
                                 -----------------

          The total number of shares of capital stock which BankVest Capital Corp. has authority to issue is 6,500,000 shares, consisting of:

               (1) 500,000 shares of preferred stock, par value $1.00 per share, of which (A) 60,000 shares shall be classified as Class A Convertible Preferred Stock, par value $1.00 per share, (B) 30,000 shares shall be classified as Class B Convertible Preferred Stock, par value $1.00 per share, (C) 75,000 shares shall be classified as Class C Convertible Preferred Stock, par value $1.00 per share and (D) 37,500 shares shall be classified as Class D Convertible Preferred Stock, par value $1.00 per share;

               (2) 5,000,000 shares of Class A Common Stock, par value $1.00 per share; and

               (3) 1,000,000 shares of Class B Common Stock, par value $1.00 per share.


                              B.  PREFERRED STOCK
                                  ---------------

          Shares of preferred stock may be issued from time to time in one or more classes or series. The Board of Directors of BankVest Capital Corp. is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions thereof (including, without limitation, voting rights and the limitation and exclusion thereof) granted to or imposed upon any wholly unissued classes or series of preferred stock and the number of shares constituting any such class or series and the designation thereof, and to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any class or series subsequent to the issue of shares of that class or series then outstanding. In the event that the number of shares of any class or series is so decreased, the shares constituting such reduction shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such class or series.


                                C.  COMMON STOCK
                                    ------------

          Except as otherwise provided in this Part C or as otherwise required by applicable law, all shares of Class A Common Stock, par value $1.00 per share (the "Class A Common"), and Class B Common Stock, par value $1.00 per share (the
      --------------
"Class B Common"), shall be identical in all respects and shall entitle the
 --------------
holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein. The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock." All defined
     ------------
terms in this Part C shall have the meanings ascribed to such terms in this Part C, unless otherwise indicated.

     Section 1 Voting Rights.  Except as otherwise provided in this Part C or as
               -------------
otherwise required by applicable law, the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the stockholders of BankVest Capital Corp. (the "Corporation"), and the holders of Class B Common
                                -----------
shall have no right to vote on any matters to be voted on by the stockholders of the Corporation; provided that the holders of Class B Common shall have the
                 -------- ----
right to one vote per share together with the Class A Common as one class on (i) any merger or consolidation of the Corporation with or into another entity or entities and (ii) any sale of all or substantially all of the Corporation's assets; and provided further that the holders of Class B Common shall have the
            -------- -------
right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Class B Common would receive or be exchanged for consideration different on a per share basis from consideration received with respect to or in exchange for the shares of Class A Common or would otherwise be treated differently from shares of Class A Common in connection with such transaction.

     Section 1 Dividends.  As and when dividends are declared or paid with
               ---------
respect to shares of Common Stock, whether in cash, property or securities of the corporation, the holders of Class A Common and the holders of Class B Common shall be entitled to receive such dividends pro rata at the same rate per share of each class of Common Stock; provided that (i) if dividends are declared or
                               -------- ----
paid in shares of Common Stock, the dividends payable to holders of Class A Common shall be payable in shares of Class A Common and the dividends payable to the holders of Class B Common shall be payable in shares of Class B Common and
(ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common, at such holder's request, dividends consisting of non-voting securities (except as otherwise required by law) of the Corporation which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Class B Common is convertible into the Class A Common.
The right of the holders of Common Stock to receive dividends are subject to the provisions of the preferred stock.

     Section 1 Liquidation.  Subject to the provisions of the preferred stock,
               -----------
the holders of the Class A Common and the holders of the Class B Common shall be entitled to participate pro rata at the same rate per share of each class of Common Stock in all distributions to the holders of Common stock in any liquidation, dissolution or winding up of the Corporation.

     Section 1 Conversion.
               ----------

     41.  Conversion of Class A Common.  Each holder of Class A Common
          ----------------------------
shall be entitled at any time to convert any or all of the shares of such holder's Class A Common into an equal number of shares of Class B Common.

     42.  Conversion of Class B Common.
          ----------------------------

          (i) In connection with the occurrence (or the expected occurrence as described in clause (iii) below) of any Conversion Event, each holder of Class B Common shall be entitled to convert into an equal number of shares of Class A Common any or all of the shares of such holder's Class B Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

          (ii) For purposes of this paragraph 4B, a "Conversion Event" shall
                                                     ----------------
mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or
                              --------
group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class B Common being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934
Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof). For purposes of this paragraph 4B, "person" shall include any natural person and any
                                ------
corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization.

          (iii) Each holder of Class B Common shall be entitled to convert shares of Class B Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class B Common to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class B Common so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class B Common are converted into shares of Class A Common in connection with a Conversion Event and such shares of Class A Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of

Class A Common shall be promptly converted back into the same number of shares of Class B Common.

     43.  Conversion Procedure.
          --------------------

          (i) Unless otherwise provided in connection with a Conversion Event with respect to the Class B Common, each conversion of shares of one class of Common Stock into shares of the other class of Common Stock shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of such Common Stock represented by such certificate or certificates into shares of the other class of Common Stock. Unless otherwise provided in connection with a Conversion Event, each conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common or Class A Common, as the case may be, as such holder shall cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common or Class B Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common or Class B Common represented thereby.

          (ii) Promptly after the surrender of certificates and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common or Class B Common issuable upon such conversion and (b) a certificate representing any Class B Common or Class A Common which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Class A Common upon conversion of Class B Common and for Class B Common upon conversion of Class A Common shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common or Class B Common, as the case may be.

          (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common and Class B Common, solely for the purpose of issuance upon the conversion of the Class B Common and Class A Common, respectively, such number of shares of Class B Common and Class A Common issuable upon the conversion of all outstanding Class A Common and Class B Common, as the case may be. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance).

          (v) The Corporation shall not close its books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of any shares of Common Stock. The Corporation shall assist and cooperate with any holder of Common Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Common Stock hereunder (including, without limitation, making any filings required to be made by the Corporation) and the Corporation shall pay all filing fees and other expenses incurred by such holder in connection with any required filings or other actions under any applicable laws and regulations (including Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related laws and regulations, as amended).

     44.  Stock Splits.  If the Corporation in any manner subdivides or
          ------------
combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

     Section 1 Registration of Transfer.  The Corporation shall keep at its
               ------------------------
principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

     Section 1 Replacement.  Upon receipt of evidence reasonably satisfactory to
               -----------
the Corporation (an affidavit of the registered holder shall be satisfactory) to the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, an din the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 1 Notices.  All notices referred to herein shall be in writing,
               -------
shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

     Section 1 Amendment and Waiver.  No amendment or waiver of any provision of
               --------------------
this Part C shall be effective without the prior written approval of the holders of a majority of the then outstanding Class B Common voting as a separate class.


              D.  CLASS A AND CLASS B CONVERTIBLE PREFERRED STOCK
                  -----------------------------------------------

          Except as otherwise provided in this Part D or as otherwise required by applicable law, all shares of Class A Preferred and Class B Preferred shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein. All defined terms in this Part D shall have the meanings ascribed to such terms in this Part D, unless otherwise indicated.

     Section 1 Dividends.
               ---------

     91.  General Obligation.  When and as declared by BankVest Capital
          ------------------
Corp.'s (the "Corporation") Board of Directors and to the extent permitted under
              -----------
the Business Corporation Law of Massachusetts, the Corporation shall pay preferential dividends in cash to the holders of the Junior Preferred as provided in this Section 1. Except as otherwise provided in this Part D, dividends on each share of the Junior Preferred (a "Share") shall accrue on a
                                                    -----
daily basis at the rate of 7% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of (i) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon and all other amounts payable with respect thereto) is paid to the holder thereof in connection with the liquidation or deemed liquidation of the Corporation or the redemption of such Share by the Corporation, (ii) the date on which such Share is converted into shares of Conversion Stock under this Part D or (iii) the date on which such Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times
                           ----------------
transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

     92.  Dividend Reference Dates.  To the extent not paid on March 31,
          ------------------------
June 30, September 30 and December 31 of each year, beginning June 30, 1996 (the "Dividend Reference Dates"), all dividends which have accrued on each Share
 ------------------------
outstanding during the three-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend

Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Share until paid to the holder thereof.

     93.  Distribution of Partial Dividend Payments.  Except as otherwise
          -----------------------------------------
provided in this Part D, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Junior Preferred, such payment shall be distributed pro rata among the holders thereof based upon the number of Shares held by each such holder.

     94.  Participating Dividends.  In the event that the Corporation
          -----------------------
declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Junior Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Junior Preferred had all of the outstanding Junior Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined; provided that if any dividend consists of voting
                      -------- ----
securities, the Corporation shall make available to each holder of Class B Preferred, at such holder's request, dividends consisting of securities which are non-voting (except as otherwise required by law), which are otherwise identical to the dividends consisting of voting securities and which are convertible into such voting securities on the same terms as Class B Common Stock is convertible into Class A Common Stock.

     Section 1 Liquidation.  Upon any liquidation, dissolution or winding up of
               -----------
the Corporation (whether voluntary or involuntary), each holder of Junior Preferred shall be entitled to be paid, after payment to the holders of the Senior Preferred of the aggregate amounts they are entitled to be paid pursuant to Section 2 of Part E hereof but before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon) (the "Junior Preferred Liquidation Preference"). In addition to and
               ---------------------------------------
after payment in full of the Junior Preferred Liquidation Preference to the holders of the Junior Preferred under this Section 2, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), the holders of the Junior Preferred shall be entitled to participate on an as if converted basis with the holders of Common Stock as a single class in the distribution of assets of the Corporation with respect to the Common Stock. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Junior Preferred are insufficient to permit payment to such holders of the aggregate amount of the Junior Preferred Liquidation Preference, then the entire assets available to be distributed to the Corporation's stockholders (after payment to the holders of the Senior Preferred of the aggregate amounts which they are entitled to be paid under Section 2 of Part E hereof) shall be distributed pro rata among such holders of Junior Preferred based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Junior Preferred held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class B Preferred, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than 30 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up (including any deemed liquidation, dissolution or winding up described in the next sentence) to each record holder of Junior Preferred by registered or certified mail (return receipt requested and postage prepaid), setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such liquidation, dissolution or winding up (or deemed liquidation, dissolution or winding up described in the next sentence). Upon the election of the holders of a majority of the outstanding Shares delivered to the Corporation within 20 days after receipt of the Corporation's notice to the holders of Junior Preferred under this Section 2, any Fundamental Change or Change in Ownership shall be deemed to be a liquidation, dissolution and winding up of the Corporation for purposes of this Section 2, and each holder of the Junior Preferred shall be entitled to receive payment from the Corporation (after payment to the holders of the Senior Preferred of the aggregate amounts which they are entitled to be paid under Section 2 of Part E hereof) of an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon) plus an amount equal to the number of shares of Conversion Stock then issuable upon conversion of all Shares held by such holder multiplied by the consideration payable with respect to each share of Common Stock in such Fundamental Change or such Change in Ownership, as the case may be. Notwithstanding anything to the contrary in this Section 2, if, following the third anniversary of the Closing (as defined in the Purchase Agreement), there shall occur a liquidation, dissolution or winding up of the Corporation (or a deemed liquidation, dissolution or winding up of the Corporation as provided in the immediately preceding sentence) and the aggregate consideration receivable by the holders of Junior Preferred in connection therewith in respect of the aggregate number of shares of Conversion Stock then issuable upon conversion of all Shares held by such holders (taking into account the payment of all accrued and unpaid dividends payable with respect to the Junior Preferred at the time of such liquidation, dissolution or winding up or deemed liquidation, dissolution or winding up but not taking into account the aggregate Liquidation Value of the Junior Preferred otherwise payable in connection therewith) is equal to or greater than such holders' Aggregate Junior Preferred Target Return Price, then in connection with such liquidation, dissolution or winding up or deemed liquidation, dissolution or winding up the holders of Junior Preferred shall only be entitled to receive (after payment to the holders of the Senior Preferred of the aggregate amounts which they are entitled to be paid under Section 2 of Part E hereof) (i) the consideration that would otherwise be payable in connection therewith in respect of the aggregate number of shares of Conversion Stock then issuable upon conversion of all Shares held by such holders (with such amount being determined without regard to the payment of the aggregate Liquidation Value of the Junior Preferred otherwise payable in connection therewith), plus (ii) all accrued and unpaid dividends on the Shares of Junior Preferred held by such holders (or, if less, only so much of such accrued and unpaid dividends as shall be necessary to cause the aggregate consideration to be received by such holders in connection with such liquidation, dissolution or winding up or deemed liquidation, dissolution or winding up to be equal to each such holder's Aggregate Junior Preferred Target Return Price).

     Section 1 Priority of Junior Preferred on Dividends and Redemptions.  So
               ---------------------------------------------------------
long as at least 33  % of the Junior Preferred remains outstanding, without the
                   __
prior written consent of the holders of a majority of the outstanding shares of Junior Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock); provided that the Corporation may
                                              -------- ----
 repurchase Stockholder Shares (as defined in the Stockholders Agreement) pursuant to an exercise of the Put (as defined in the Stockholders Agreement); and provided further that the Corporation may repurchase shares of Common Stock
    -------- -------
from former employees of the Corporation and its Subsidiaries in accordance with arrangements approved by the Corporation's Board of Directors for an aggregate purchase price of no more than $250,000 in any twelve-month period so long as no Event of Noncompliance is in existence at the time of or immediately after such repurchase or would be caused by such repurchase.

     Section 1 Redemptions of Class B Preferred.
               --------------------------------

     121. Optional Redemptions.  The Corporation may at any time and from
          --------------------
time to time (but only under the circumstances and subject to the limitations described in paragraph 3F of the Purchase Agreement and at no other time and under no other circumstances) redeem all (but not less than all) of the Shares of Class B Preferred then outstanding out of funds of the Corporation legally available therefor or as otherwise specifically provided in this Section 4. The Corporation shall become obligated to redeem all such Shares of Class B Preferred at the time of redemption determined pursuant to paragraph 3F of the Purchase Agreement.

     122. Optional Redemption Payments.  For each Share of Class B
          ----------------------------
Preferred which is to be redeemed under this Part D, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) (the "Optional Redemption Payment"); provided that if and to the extent any such
      ---------------------------    -------- ----
Optional Redemption Payment for cash is prohibited by the provisions of the Business Corporation Law of Massachusetts or would result in an event of default under any of the Corporation's material financing agreements or if such purchase is prohibited by any lending institution under such financing agreements in accordance with the terms thereof, the amount of the Optional Redemption Payment which is not able to be paid in cash shall be paid for by the issuance of subordinated promissory notes in form and substance satisfactory to the holders of the Class B Preferred with the principal amount payable in five equal annual installments beginning on the first anniversary of the Redemption Date, bearing interest (payable quarterly) at a floating rate per annum equal to the interest rate per annum announced from time to time in the Wall Street Journal as the
                                                  -------------------
current prime rate plus 400 basis points. Prior to any redemption of Class B Preferred, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Shares which are to be redeemed, but only to the extent of funds of the Corporation legally available for the payment of dividends.

     123. Dividends After Redemption Date.  No Share shall be entitled to
          -------------------------------
any dividends accruing after the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Share (whether in cash or the delivery of a subordinated promissory note as provided in paragraph 4B of this Part D). On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

     124. Redeemed or Otherwise Acquired Shares.  Any Shares which are
          -------------------------------------
redeemed or otherwise acquired by the Corporation shall return to the status of authorized but unissued shares of preferred stock.

     125. Other Redemptions or Acquisitions.  The Corporation shall not,
          ---------------------------------
nor shall it permit any Subsidiary to, redeem or otherwise acquire any Shares of Junior Preferred, except as expressly authorized in this Part D.

     126. Issuance of Warrants.  Upon any redemption of Shares pursuant to
          --------------------
paragraph 4A of this Part D, the Corporation shall issue to each holder of redeemed Shares a warrant or warrants pursuant to the provisions of paragraph 3N of the Purchase Agreement.

     Section 1 Voting Rights.  The holders of Class A Preferred shall be
               -------------
entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and the holders of Class A Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Class A Common Stock and Class C Preferred voting together as a single class with each share of Class A Common Stock entitled to one vote per share and each share of Class C Preferred entitled to the number of votes per share determined pursuant to Section 5 of Part E hereof and each Share of Class A Preferred entitled to a number of votes equal to (A) the number of shares of Class A Common Stock issuable upon conversion of each share of Class A Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote, multiplied by (B) the quotient determined by dividing (i) the aggregate number of shares of Common Stock issuable upon conversion of the Junior Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote, by (ii) the aggregate number of shares of Class A Common Stock issuable upon conversion of the Class A Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote. Except as otherwise provided in this Part D and as otherwise required by applicable law, the Class B Preferred shall have no voting rights; provided that each holder of Class B Preferred shall be entitled to notice of
-------- ----
all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

     Section 1 Conversion of Junior Preferred into Common Stock.
               ------------------------------------------------

     141. Conversion Procedure.
          --------------------

          (i) At any time and from time to time, any holder of Junior Preferred may convert all or any portion of the Junior Preferred held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $100 and dividing the result by the Conversion Price then in effect.

          (ii) Except as otherwise provided in this Part D, each conversion of Junior Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Junior Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Junior Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

          (iii) The conversion rights of any Share subject to redemption under this Part D shall terminate on the Redemption Date for such Share unless the Corporation has failed to pay to the holder thereof the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) or has failed to issue the warrant to the holder of such Share pursuant to the provisions of paragraph 3N of the Purchase Agreement.

          (iv) Notwithstanding any other provision of this Part D, if a conversion of Junior Preferred is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Shares of Junior Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

          (v) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

           (1) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

           (2) subject to subparagraph (vi) below, payment in an amount equal to all accrued dividends with respect to each Share converted which have not been paid prior thereto, plus the amount payable under subparagraph (x) below with respect to such conversion; and

           (3) a certificate representing any Shares of Junior Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          (vi) Except as otherwise provided in this subparagraph (vi), the Corporation shall declare the payment of all dividends payable under subparagraph (v)(b) above. If the Corporation is not permitted under applicable law to pay any portion of the accrued and unpaid dividends on the Junior Preferred being converted, the Corporation shall pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment. At the request of any such converting holder, the Corporation shall provide such holder with written evidence of its obligation to such holder. Notwithstanding the foregoing, all (but not less than all) of the accrued and unpaid dividends on the Junior Preferred may, at the Corporation's option and in lieu of the declaration and payment thereof, be converted into an additional number of shares of Conversion Stock determined by dividing the amount of such accrued and unpaid dividends by the Conversion Price then in effect.

          (vii) The issuance of certificates for shares of Conversion Stock upon conversion of Junior Preferred shall be made without charge to the holders of such Junior Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Junior Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

     (2) The Corporation shall not close its books against the transfer of Junior Preferred or of Conversion Stock issued or issuable upon conversion of Junior Preferred in any manner which interferes with the timely conversion of Junior Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares under this Part D (including, without limitation, making any filings required to be made by the Corporation).

          (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Junior Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Junior Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved under this Part D for issuance upon conversion of the Junior Preferred.

          (x) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Junior Preferred, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

          (xi) If the shares of Conversion Stock issuable by reason of conversion of Junior Preferred are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of the Shares to be converted by such holder as provided in this Part D together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

     142. Conversion Price.
          ----------------

          (i) The initial Conversion Price shall be $12.50. In order to prevent dilution of the conversion rights granted under this Section 6, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 6B.

          (ii) If and whenever the Corporation issues or sells, or in accordance with paragraph 6C of this Part D is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale and any other issuances or sales made contemporaneously therewith, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale and any other issuances or sales made contemporaneously therewith.

          (iii) Notwithstanding the foregoing, there shall be no adjustment in the Conversion Price (A) as a result of any issue or sale (or deemed issue or sale) of up to an aggregate of 300,000 shares of Common Stock to employees and directors of the Corporation and its Subsidiaries pursuant to stock option plans and stock ownership plans approved by the Corporation's Board of Directors (as such number of shares is proportionately adjusted for subsequent stock splits, combinations and dividends affecting the Common Stock and as such number includes all such stock options and purchase rights outstanding at the time of the issuance of the Senior Preferred or exercised for shares of Common Stock prior to the time of issuance of the Senior Preferred) or (B) upon conversion of any shares of Senior Preferred.

     143. Effect on Conversion Price of Certain Events.  For purposes of
          --------------------------------------------
determining the adjusted Conversion Price under paragraph 6B of this Part D, the following shall be applicable:

          (i) Issuance of Rights or Options.  If the Corporation in any manner
              -----------------------------
grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for
                                                            -------------------
which Common Stock is issuable" shall be determined by dividing (A) the total
------------------------------
amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities.  If the Corporation in any
               ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable"
                        --------------------------------------------------
shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

          (iii)  Change in Option Price or Conversion Rate.  If the purchase
                 -----------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this paragraph 6C, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Junior Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the
                     -------- ----
Conversion Price under this Part D to be increased.

          (iv) Treatment of Expired Options and Unexercised Convertible
               --------------------------------------------------------
Securities.  Upon the expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect under this Part D shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 6C, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Junior Preferred shall not cause the conversion Price under this Part D to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Junior Preferred.

          (v) Calculation of Consideration Received.  If any Common Stock,
              -------------------------------------
Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Junior Preferred. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Junior Preferred. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne one-half by the Corporation and one-half by the holders of the outstanding Junior Preferred (pro rata among such holders based upon the number of Shares held by each such holder).

          (vi) Integrated Transactions.  In case any Option is issued in
               -----------------------
connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

          (vii)  Treasury Shares.  The number of shares of Common Stock
                 ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (viii)  Record Date.  If the Corporation takes a record of the holders
                  -----------
of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     144. Subdivision or Combination of Common Stock.  If the Corporation
          ------------------------------------------
at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     145. Reorganization, Reclassification, Consolidation, Merger or Sale.
          ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to in this Part D as an "Organic Change." Prior to
                                                   --------------
the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Junior Preferred then outstanding) to insure that each of the holders of Junior Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Junior Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Junior Preferred immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Junior Preferred then outstanding) to insure that the provisions of this Section 6 and Sections 8 and 9 of this Part D shall thereafter be applicable to the Junior Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Junior Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Junior Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The provisions of
Section 2 of this Part D shall apply in lieu of the provisions of this paragraph 6E in the event that any such Organic Change also constitutes a Fundamental Change or a Change in Ownership.

     146. Certain Events.  If any event occurs of the type contemplated by
          --------------
the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Junior Preferred; provided that no such adjustment shall increase the Conversion Price as
-------- ----
otherwise determined pursuant to this Section 6 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Junior Preferred.

     147. Notices.
          -------

     (1) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Junior Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Corporation shall give written notice to all holders of Junior Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Corporation shall also give written notice to the holders of Junior Preferred at least 20 days prior to the date on which any Organic Change shall take place.

     148. Mandatory Conversion.  The Corporation may at any time require
          --------------------
the conversion of all of the outstanding Junior Preferred if the Corporation is at such time effecting a Qualified Public Offering. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Qualified Public Offering and upon written notice of such mandatory conversion delivered to all holders of Junior Preferred at least seven days prior to such closing.

     Section 1 Conversion of Class B Preferred into Class A Preferred.
               ------------------------------------------------------

     151. Conversion.
          ----------

          (i) In connection with the occurrence (or the expected occurrence as described in subparagraph 7A(iii) of this Part D) of any Conversion Event, each holder of Class B Preferred shall be entitled to convert into an equal number of shares of Class A Preferred any or all of the shares of such holder's Class B Preferred being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event. In addition, PNC shall be entitled to convert into an equal number of Shares of Class A Preferred any or all of the Shares of such holder's Class B Preferred at any time following approval from the Federal Reserve Board permitting PNC to hold voting securities of the Corporation.

          (ii) For purposes of this paragraph 7A, a "Conversion Event" shall
                                                     ----------------
mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such Person or
                              --------
group of Persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale, such Person or group of Persons in the aggregate would own or control securities of the Corporation (excluding any Class B Preferred being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the 1934
Act) if, after such sale, such Person or group of Persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a Person or group of Persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof).

          (iii) Each holder of Class B Preferred shall be entitled to convert shares of Class B Preferred in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class B Preferred to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class B Preferred so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class B Preferred are converted into shares of Class A Preferred in connection with a Conversion Event and such shares of Class A Preferred are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of

Class A Preferred shall be promptly converted back into the same number of shares of Class B Preferred.

     152. Conversion Procedure.
          --------------------

          (i) Unless otherwise provided in connection with a Conversion Event, each conversion of Shares of Class B Preferred shall be effected by the surrender of the certificate or certificates representing the Shares of Class B Preferred to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Preferred stating that (a) such holder desires to convert the Shares, or a stated number of the Shares, of such Class B Preferred represented by such certificate or certificates into Shares of Class A Preferred and (b) in the case of a conversion pursuant to the last sentence of subparagraph 7A(i) of this Part D, such holder has received the requisite approval referred to therein (and such statement shall obligate the Corporation to issue such shares of Class A Preferred). Unless otherwise provided in connection with a Conversion Event, each conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Preferred as such holder shall cease and the Person or Persons in whose name or names the certificate or certificates for Shares of Class A Preferred are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Shares of Class B Preferred represented thereby.

          (ii) Promptly (and in any event within three business days) after the surrender of certificates and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Shares of Class A Preferred issuable upon such conversion and (b) a certificate representing any Class B Preferred which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Class A Preferred upon conversion of Class B Preferred shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Preferred.

          (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued Shares of Class A Preferred, solely for the purpose of issuance upon the conversion of the Class B Preferred, such number of Shares of Class A Preferred as are issuable upon the conversion of all outstanding Class B Preferred. All shares of Class A Preferred which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Shares of Class A Preferred may be so issued without violation of any applicable law or governmental regulation.

          (v) The Corporation shall not close its books against the transfer of Shares of Class A Preferred in any manner which would interfere with the timely conversion of any shares of Class B Preferred. The Corporation shall assist and cooperate with any holder of Class B Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class B Preferred under this Part D (including, without limitation, making any filings required to be made by the Corporation) and the Corporation shall pay all filing fees and other expenses incurred by any such holder in connection with any required filings or other actions under any applicable laws and regulations (including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     153. Stock Splits.  If the Corporation in any manner subdivides or
          ------------
combines the outstanding shares of one class of Junior Preferred, the outstanding shares of the other class of Junior Preferred shall be proportionately subdivided or combined in a similar manner.

     Section 1 Purchase Rights.  If at any time the Corporation grants, issues
               ---------------
or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Junior
                            ---------------
Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Junior Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that if the Purchase Rights involve voting
                      -------- ----
securities, the Corporation shall make available to each holder of Class B Preferred, at such holder's request, Purchase Rights involving securities which are non-voting (except as otherwise required by law), which are otherwise identical to the Purchase Rights involving voting securities and which are convertible into such voting securities on the same terms as Class B Common Stock is convertible into Class A Common Stock.

     Section 1 Events of Noncompliance.
               -----------------------

     171. Definition.  An Event of Noncompliance shall have occurred if:
          ----------

          (i) the Corporation fails to pay the full amount of the Put Price (as defined in the Stockholders Agreement) in cash at the Put Closing (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement at a time it is prevented from doing so under the provisions of its material financing agreements with financial institutions or other institutional lenders;

          (ii) the Corporation fails to pay the full amount of the Put Price (as defined in the Stockholders Agreement) in cash at the Put Closing (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement to the extent it is permitted to do so under the provisions of its material financing agreements with financial institutions or other institutional lenders;

          (iii) the Corporation breaches or otherwise fails to perform or observe any covenant set forth in paragraphs 3D, 3F, 3J or 3N of the Purchase Agreement;

          (iv) the Corporation breaches or otherwise fails to perform or observe any other covenant set forth in this Part D or in the Purchase Agreement;

          (v) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Junior Preferred pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by the Corporation or any Subsidiary to any holder of Junior Preferred, is false or misleading in any material respect on the date made or furnished;

          (vi) the Corporation or any material Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any material Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any material Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any material Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any material Subsidiary or of any substantial part of the assets of the Corporation or any material Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any material Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any material Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days;

          (vii) a judgment in excess of $250,000 is rendered against the Corporation or any material Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

          (viii) the Corporation or any Subsidiary defaults in the performance of any obligation or agreement if the effect of such default is to cause an amount exceeding $250,000 to become due prior to its stated maturity; or

          (ix) there shall have occurred an Event of Noncompliance (as defined in Part E hereof).

     172. Consequences of Events of Noncompliance.
          ---------------------------------------

          (i) If an Event of Noncompliance of the type described in subparagraph 9A(iv) of this Part D has occurred and continues for a period of 30 days or any other Event of Noncompliance has occurred, the dividend rate on the Junior Preferred shall increase immediately by an increment of two (2) percentage points. Thereafter, until such time as no Event of Noncompliance exists, the dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of two (2) percentage points (but in no event shall the dividend rate exceed 13%). Any increase of the dividend rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

          (ii) If an Event of Noncompliance of the type described in subparagraph 9A(ii) or (viii) of this Part D has occurred, the holder or holders of a majority of the Junior Preferred then outstanding may demand (by written notice delivered to the Corporation) immediate redemption of all or any portion of the Junior Preferred owned by such holder or holders at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) plus an amount equal to the number of shares of Conversion Stock then issuable upon conversion of such Share multiplied by the Market Price per share of Conversion Stock as of such date. The Corporation shall give prompt written notice of such election to the other holders of Junior Preferred (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Junior Preferred by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. The Corporation shall redeem all Junior Preferred as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.

          (iii) If an Event of Noncompliance of the type described in subparagraph 9A(vi) of this Part D has occurred, all of the Junior Preferred then outstanding shall be subject to immediate redemption by the Corporation (without any action on the part of the holders of the Junior Preferred) at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) plus an amount equal to the number of shares of Conversion Stock then issuable upon conversion of such Share multiplied by the Market Price per share of Conversion Stock as of such date. The Corporation shall immediately redeem all Junior Preferred upon the occurrence of such Event of Noncompliance.

          (iv) If an Event of Noncompliance of the type described in subparagraph 9A(ii), 9A(iii), 9A(vi) or 9A(viii) of this Part D has occurred, the number of directors constituting the Corporation's Board of Directors shall, at the request of the holders of a majority of the Class A Preferred then outstanding, be increased by such number which shall constitute a minimum majority of the Board of Directors, and the holders of Class A Preferred shall have the special right, voting separately as a single class (with each Share being entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect individuals to fill such newly created directorships, to remove any individuals elected to such directorships and to fill any vacancies in such directorships. The special right of the holders of Class A Preferred to elect members of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (iv), at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right under this Part D. At any time when such special right has vested in the holders of Class A Preferred, a proper officer of the Corporation shall, upon the written request of the holder of at least 10% of the Class A Preferred then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Class A Preferred for the purpose of electing directors pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the Class A Preferred then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Class A Preferred then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the Class A Preferred then outstanding. Any holder of Class A Preferred so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subparagraph. At any meeting or at any adjournment thereof at which the holders of Class A Preferred have the special right to elect directors, the presence, in person or by proxy, of the holders of a majority of the Class A Preferred then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Class A Preferred exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director. Any director so elected by the holders of Class A Preferred shall continue to serve as a director until the expiration of the lesser of (a) a period of 30 days following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. After the expiration of such 30-day period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the board of directors of the Corporation shall decrease to such number as constituted the whole board of directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the special right to elect directors.

          (v) If any Event of Noncompliance exists, each holder of Junior Preferred shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     Section 1 Registration of Transfer.  The Corporation shall keep at its
               ------------------------
principal office a register for the registration of Junior Preferred. Upon the surrender of any certificate representing Junior Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Junior Preferred represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

     Section 1 Replacement.  Upon receipt of evidence reasonably satisfactory to
               -----------
the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Junior Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Junior Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     Section 1 Definitions.
               -----------

          "Aggregate Junior Preferred Target Return Price" means, with respect
           ----------------------------------------------
to each holder of Junior Preferred, an amount equal to the Junior Preferred Return Price multiplied by the number of Shares of Junior Preferred held by such holder.

          "Change in Ownership" means any sale, transfer or issuance or series
           -------------------
of sales, transfers and/or issuances of Common Stock (and/or securities convertible directly or indirectly into, or exercisable or exchangeable directly or indirectly for, Common Stock) by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the 1934 Act), other than the holders of Common Stock and Junior Preferred as of the date of the Purchase Agreement, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances (including for this purpose securities held by such Person or Persons that are convertible directly or indirectly into, or exercisable or exchangeable directly or indirectly for, Common Stock).

          "Class A Common Stock" means the Corporation's Class A Common Stock,
           --------------------
par value $1.00 per share.

          "Class A Preferred" means the Corporation's Class A Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class B Common Stock" means the Corporation's Class B Common Stock,
           --------------------
par value $1.00 per share.

          "Class B Preferred" means the Corporation's Class B Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class C Preferred" means the Corporation's Class C Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class D Preferred" means the Corporation's Class D Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Common Stock" means, collectively, the Class A Common Stock, the
           ------------
Class B Common Stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 6C(i) and 6C(ii) of this Part D whether or not the Options or Convertible Securities are actually exercisable at such time.

          "Conversion Stock" means, with respect to the Class A Preferred,
           ----------------
shares of Class A Common Stock and, with respect to the Class B Preferred, shares of Class B Common Stock; provided that if there is a change such that the
                                -------- ----
securities issuable upon conversion of the Class A Preferred or the Class B Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion
                                                                      ----------
Stock" shall mean one share of the security issuable upon conversion of the
-----
Class A Preferred or the Class B Preferred, as the case may be, if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Convertible Securities" means any stock or securities directly or
           ----------------------
indirectly convertible into or exchangeable for Common Stock.

          "Fundamental Change" means (a) any sale or transfer of more than 50%
           ------------------
of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of related transactions (other than any sale or lease of assets made in the ordinary course of business in connection with any capitalized leases entered into by the Corporation or any of its Subsidiaries as lessor in the ordinary course of business and other than any Liens (as defined in the Purchase Agreement) to lending institutions incurred or granted by the Corporation or any of its Subsidiaries in the ordinary course of business in connection therewith) and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Junior Preferred are not changed and the Junior Preferred is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of Common Stock and Junior Preferred as of the date of the Purchase Agreement shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

          "Junior Preferred" means, collectively, the Class A Preferred and the
           ----------------
Class B Preferred.

          "Junior Preferred Target Return Price" means, with respect to each
           ------------------------------------
Share of Junior Preferred, an amount equal to (i) the Liquidation Value of such Share, increased by (ii) thirty-six and one-half percent (36 1/2%) each year, compounded on an annual basis measured from July 1, 1996 to the date of calculation, pro rated for any partial years, reduced by (iii) the per share amount of any dividends or other distributions on account of such Share actually made and paid prior to the date of such calculation (excluding, however, any dividends paid (or to be paid) pursuant to Section 2 of this Part D in connection with a liquidation or deemed liquidation of the Corporation).

          "Junior Securities" means any capital stock or other equity securities
           -----------------
of the Corporation, except for the Senior Preferred and Junior Preferred.

          "Liquidation Value" of any Share as of any particular date shall be
           -----------------
equal to $100.

          "Market Price" of any security means the average of the closing prices
           ------------
of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days
       ------------
prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the

"Market Price" shall be the fair value thereof determined jointly by the
-------------
Corporation and the holders of a majority of the Junior Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Junior Preferred. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne one-half by the Corporation and one-half by the holders of the outstanding Junior Preferred (pro rata among such holders based upon the number of Shares held by each such holder).

          "Options" means any rights, warrants or options to subscribe for or
           -------
purchase Common Stock or Convertible Securities.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PNC" means PNC Venture Corp, a Delaware corporation.
           ---

          "Public Offering" means any offering by the Corporation of its capital
           ---------------
stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for
                                                           -------- ----
purposes of paragraph 6F of this Part D, a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

          "Purchase Agreement" means the Purchase Agreement, dated as of May 30,
           ------------------
1996, by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms.

          "Qualified Public Offering" means a firm commitment underwritten
           -------------------------
Public Offering of shares of the Corporation's Class A Common Stock in which (i) the aggregate price paid by the public for such shares shall be at least $15,000,000 and (ii) the price per share paid by the public for such shares shall be at least equal to the greater of (A) 300% of the Conversion Price in effect immediately prior to the closing of the sale of such shares pursuant to such Public Offering and (B) the quotient determined by dividing (x) the Junior Preferred Target Return Price (determined as of the date of such Public Offering) minus the accrued and unpaid dividends actually paid (or to be paid) per Share of Junior Preferred upon conversion of such Junior Preferred in connection with such Public Offering by (y) the number of shares of Conversion Stock issuable upon conversion of each Share of Junior Preferred as of the date of such Public Offering.

          "Redemption Date" as to any Share means the date specified in the
           ---------------
notice of any redemption at the Corporation's option or the applicable date specified in this Part D in the case of any other redemption; provided that no
                                                              -------- ----
such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon and all other amounts payable with respect thereto) is actually paid on such date as provided in Section 4 of this Part D, and if not so paid, the Redemption Date shall be the date on which such amount is paid as provided in Section 4 of this Part D, and the Corporation has issued a warrant to the holder of such Share pursuant to paragraph 3N of the Purchase Agreement.

          "Senior Preferred" means, collectively, the Class C Preferred and the
           ----------------
Class D Preferred.

          "Stockholders Agreement" means the Stockholders Agreement as defined
           ----------------------
in the Purchase Agreement.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes of this Part D, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

     Section 1 Amendment and Waiver.  No amendment, modification or waiver shall
               --------------------
be binding or effective with respect to any provision of Sections 1 to 14 of this Part D without the prior written consent of the holders of a majority of the Junior Preferred outstanding at the time such action is taken; provided that
                                                                   -------- ----
no such action shall change (a) the rate at which or the manner in which dividends on the Junior Preferred accrue or the times at which such dividends become payable or the amount payable on redemption or liquidation of the Junior Preferred or the times at which redemption or liquidation of Junior Preferred is to occur, without the prior written consent of the holders of at least 75% of the Junior Preferred then outstanding, (b) the Conversion Price of the Junior Preferred or the number of shares or class of stock into which the Junior Preferred is convertible, without the prior written consent of the holders of at least 75% of the Junior Preferred then outstanding or (c) the percentage required to approve any change described in clauses (a) and (b) above, without the prior written consent of the holders of at least 75% of the Junior Preferred then outstanding; and provided further that no change in the terms of this Part
                      -------- -------
D may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Junior Preferred then outstanding.

     Section 1 Notices.  Except as otherwise expressly provided under this Part
               -------
D, all notices referred to in this Part D shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).


              E.  CLASS C AND CLASS D CONVERTIBLE PREFERRED STOCK
                  -----------------------------------------------

          Except as otherwise provided in this Part E or as otherwise required by applicable law, all shares of Class C Preferred and Class D Preferred shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein. All defined terms in this Part E shall have the meanings ascribed to such terms in this Part E, unless otherwise indicated.

     Section 1 Dividends.
               ---------

     231. General Obligation.  When and as declared by BankVest Capital
          ------------------
Corp.'s (the "Corporation") Board of Directors and to the extent permitted under
              -----------
the Business Corporation Law of Massachusetts, the Corporation shall pay preferential dividends in cash to the holders of the Senior Preferred as provided in this Section 1. Except as otherwise provided in this Part E, dividends on each share of the Senior Preferred (a "Share") shall accrue on a
                                                    -----
daily basis at the rate of 5% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of (i) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon and all other amounts payable with respect thereto) is paid to the holder thereof in connection with the liquidation or deemed liquidation of the Corporation or the redemption of such Share by the Corporation, (ii) the date on which such Share is converted into shares of Conversion Stock under this Part E or (iii) the date on which such Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Securities. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times
                           ----------------
transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

     232. Dividend Reference Dates.  To the extent not paid on December 31
          ------------------------
of each year, beginning December 31, 1998 (the "Dividend Reference Date"), all
                                                -----------------------
dividends which have accrued on each Share outstanding during the twelve-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Share until paid to the holder thereof.

     233. Distribution of Partial Dividend Payments.  Except as otherwise
          -----------------------------------------
provided in this Part E, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Senior Preferred, such payment shall be distributed pro rata among the holders thereof based upon the number of Shares held by each such holder.

     234. Participating Dividends.  In the event that the Corporation
          -----------------------
declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Senior Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Senior Preferred had all of the outstanding Senior Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined; provided that if any dividend consists of voting
                      -------- ----
securities, the Corporation shall make available to each holder of Class D Preferred, at such holder's request, dividends consisting of securities which are non-voting (except as otherwise required by law), which are otherwise identical to the dividends consisting of voting securities and which are convertible into such voting securities on the same terms as Class B Common Stock is convertible into Class A Common Stock.

     Section 1 Liquidation.  Upon any liquidation, dissolution or winding up of
               -----------
the Corporation (whether voluntary or involuntary), each holder of Senior Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon), or (ii) the consideration which would have been paid with respect to the Common Stock issuable upon conversion of the Senior Preferred held by such holder upon any such liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) had all of the outstanding Senior Preferred been converted into shares of Conversion Stock immediately prior to such liquidation, dissolution, or winding up of the Corporation and after giving effect to the payment of the Junior Preferred Liquidation Preference pursuant to Section 2 of Part D hereof (plus an additional amount equal to all accrued and unpaid dividends on the Senior Preferred held by such holder immediately prior to such deemed conversion), and upon the payment of the greater of the amounts determined pursuant to clauses
(i) and (ii) above, the holders of Senior Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the amount payable pursuant to clause (i) above is greater than the amount payable pursuant to clause (ii) above and the Corporation's assets to be distributed among the holders of the Senior Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to paid pursuant to clause (i) above, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders of Senior Preferred based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Senior Preferred held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Class D Preferred, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than 30 days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up (including any deemed liquidation, dissolution or winding up described in the next sentence) to each record holder of Senior Preferred by registered or certified mail (return receipt requested and postage prepaid), setting forth in reasonable detail the amount of proceeds to be paid under each of clause (i) and clause (ii) above with respect to each Share and each share of Common

Stock in connection with such liquidation, dissolution or winding up (or deemed liquidation, dissolution or winding up described in the next sentence). Upon the election of the holders of a majority of the outstanding Shares delivered to the Corporation within 20 days after receipt of the Corporation's notice to the holders of Senior Preferred under this Section 2, any Fundamental Change or Change in Ownership shall be deemed to be a liquidation, dissolution and winding up of the Corporation for purposes of this Section 2, and each holder of the Senior Preferred shall be entitled to receive payment from the Corporation of an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon) or (ii) the consideration which would have been paid with respect to the Common Stock issuable upon conversion of the Senior Preferred held by such holder upon any such liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary) had all of the outstanding Senior Preferred been converted into shares of Conversion Stock immediately prior to such liquidation, dissolution or winding up of the Corporation and after giving effect to the payment of the Junior Preferred Liquidation Preference pursuant to Section 2 of Part D hereof (plus an additional amount equal to all accrued and unpaid dividends on the Senior Preferred held by such holder immediately prior to such deemed conversion), and upon the payment of the greater of the amounts determined pursuant to clauses (i) and (ii) above, the holders of Senior Preferred shall not be entitled to any further payment.

     Section 1 Priority of Senior Preferred on Dividends and Redemptions.  So
               ---------------------------------------------------------
long as at least 33  % of the Senior Preferred remains outstanding, without the
                   __
prior written consent of the holders of a majority of the outstanding shares of Senior Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock); provided that the Corporation may repurchase Stockholder
                  -------- ----
Shares (as defined in the Stockholders Agreement) pursuant to an exercise of the Put (as defined in the Stockholders Agreement) and the Corporation may redeem shares of Class B Preferred pursuant to Section 4 of Part D hereof; and provided
                                                                        --------
further that the Corporation may repurchase shares of Common Stock from former
-------
employees of the Corporation and its Subsidiaries in accordance with arrangements approved by the Corporation's Board of Directors for an aggregate purchase price of no more than $250,000 in any twelve-month period so long as no Event of Noncompliance is in existence at the time of or immediately after such repurchase or would be caused by such repurchase.

     Section 1 Redemptions of Class D Preferred.
               --------------------------------

     261. Optional Redemptions.  The Corporation may at any time and from
          --------------------
time to time (but only under the circumstances and subject to the limitations described in paragraph 3F of the Purchase Agreement and at no other time and under no other circumstances) redeem all (but not less than all) of the Shares of Class D Preferred then outstanding out of funds of the Corporation legally available therefor or as otherwise specifically provided in this Section 4. The Corporation shall become obligated to redeem all such Shares of Class D Preferred at the time of redemption determined pursuant to paragraph 3F of the Purchase Agreement.

     262. Optional Redemption Payments.  For each Share of Class D
          ----------------------------
Preferred which is to be redeemed under this Part E, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) (the "Optional Redemption Payment"); provided that if and to the extent any such
      ---------------------------    -------- ----
Optional Redemption Payment for cash is prohibited by the provisions of the Business Corporation Law of Massachusetts or would result in an event of default under any of the Corporation's material financing agreements or if such purchase is prohibited by any lending institution under such financing agreements in accordance with the terms thereof, the amount of the Optional Redemption Payment which is not able to be paid in cash shall be paid for by the issuance of subordinated promissory notes in form and substance satisfactory to the holders of the Class D Preferred with the principal amount payable in five equal annual installments beginning on the first anniversary of the Redemption Date, bearing interest (payable quarterly) at a floating rate per annum equal to the interest rate per annum announced from time to time in the Wall Street Journal as the
                                                  -------------------
current prime rate plus 400 basis points. Prior to any redemption of Class D Preferred, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Shares which are to be redeemed, but only to the extent of funds of the Corporation legally available for the payment of dividends.

     263. Dividends After Redemption Date.  No Share shall be entitled to
          -------------------------------
any dividends accruing after the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Share (whether in cash or the delivery of a subordinated promissory note as provided in paragraph 4B of this Part E). On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

     264. Redeemed or Otherwise Acquired Shares.  Any Shares which are
          -------------------------------------
redeemed or otherwise acquired by the Corporation shall return to the status of authorized but unissued shares of preferred stock.

     265. Other Redemptions or Acquisitions.  The Corporation shall not,
          ---------------------------------
nor shall it permit any Subsidiary to, redeem or otherwise acquire any Shares of Senior Preferred, except as expressly authorized in this Part E.

     266. Issuance of Warrants.  Upon any redemption of Shares pursuant to
          --------------------
paragraph 4A of this Part E, the Corporation shall issue to each holder of redeemed Shares a warrant or warrants pursuant to the provisions of paragraph 3N of the Purchase Agreement.

     Section 1 Voting Rights.  The holders of Class C Preferred shall be
               -------------
entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and the holders of Class C Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Class A Common Stock and Class A Preferred voting together as a single class with each share of Class A Common Stock entitled to one vote per share and each share of Class A Preferred entitled to the number of votes per share determined pursuant to Section 5 of Part D hereof and each Share of Class C Preferred entitled to a number of votes equal to (A) the number of shares of Class A Common Stock issuable upon conversion of each share of Class C Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote, multiplied by (B) the quotient determined by dividing (i) the aggregate number of shares of Common Stock issuable upon conversion of the Senior Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote, by (ii) the aggregate number of shares of Class A Common Stock issuable upon conversion of the Class C Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote. Except as otherwise provided in this Part E and as otherwise required by applicable law, the Class D Preferred shall have no voting rights; provided that each holder of Class D Preferred shall be entitled to notice of
-------- ----
all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

     Section 1 Conversion of Senior Preferred into Common Stock.
               ------------------------------------------------

     281. Conversion Procedure.
          --------------------

          (i) At any time and from time to time, any holder of Senior Preferred may convert all or any portion of the Senior Preferred held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $100 and dividing the result by the Conversion Price then in effect.

     (1) Except as otherwise provided in this Part E, each conversion of Senior Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Senior Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Senior Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

          (iii) The conversion rights of any Share subject to redemption under this Part E shall terminate on the Redemption Date for such Share unless the Corporation has failed to pay to the holder thereof the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) or has failed to issue the warrant to the holder of such Share pursuant to the provisions of paragraph 3N of the Purchase Agreement.

          (iv) Notwithstanding any other provision of this Part E, if a conversion of Senior Preferred is to be made in connection with a Public Offering, a Change in Ownership, a Fundamental Change or other transaction affecting the Corporation, the conversion of any Shares of Senior Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

     (2) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

           (1) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

           (2) subject to subparagraph (vi) below, payment in an amount equal to all accrued dividends with respect to each Share converted which have not been paid prior thereto, plus the amount payable under subparagraph (x) below with respect to such conversion; and

           (3) a certificate representing any Shares of Senior Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

     (3) Except as otherwise provided in this subparagraph (vi), the Corporation shall declare the payment of all dividends payable under subparagraph (v)(b) above. If the Corporation is not permitted under applicable law to pay any portion of the accrued and unpaid dividends on the Senior Preferred being converted, the Corporation shall pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment. At the request of any such converting holder, the Corporation shall provide such holder with written evidence of its obligation to such holder. Notwithstanding the foregoing, all (but not less than all) of the accrued and unpaid dividends on the Senior Preferred may, at the Corporation's option and in lieu of the declaration and payment thereof, be converted into an additional number of shares of Conversion Stock determined by dividing the amount of such accrued and unpaid dividends by the Conversion Price then in effect.

          (vii) The issuance of certificates for shares of Conversion Stock upon conversion of Senior Preferred shall be made without charge to the holders of such Senior Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Senior Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

          (viii) The Corporation shall not close its books against the transfer of Senior Preferred or of Conversion Stock issued or issuable upon conversion of Senior Preferred in any manner which interferes with the timely conversion of Senior Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares under this Part E (including, without limitation, making any filings required to be made by the Corporation).

          (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Senior Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Senior Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved under this Part E for issuance upon conversion of the Senior Preferred.

          (x) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Senior Preferred, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

          (xi) If the shares of Conversion Stock issuable by reason of conversion of Senior Preferred are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of the Shares to be converted by such holder as provided in this Part E together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

     282. Conversion Price.
          ----------------

     (1) The initial Conversion Price shall be $21.49. In order to prevent dilution of the conversion rights granted under this Section 6, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 6B.

          (ii) If and whenever the Corporation issues or sells, or in accordance with paragraph 6C of this Part E is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale and any other issuances or sales made contemporaneously therewith, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale and any other issuances or sales made contemporaneously therewith.

     (2) Notwithstanding the foregoing, there shall be no adjustment in the Conversion Price (A) as a result of any issue or sale (or deemed issue or sale) of up to an aggregate of 300,000 shares of Common Stock to employees and directors of the Corporation and its Subsidiaries pursuant to stock option plans and stock ownership plans approved by the Corporation's Board of Directors (as such number of shares is proportionately adjusted for subsequent stock splits, combinations and dividends affecting the Common Stock and as such number includes all such stock options and purchase rights outstanding at the time of the issuance of the Senior Preferred or exercised for shares of Common Stock prior to the time of issuance of the Senior Preferred), (B) upon conversion of any shares of Junior Preferred or (C) upon the exercise of the Warrants.

     283. Effect on Conversion Price of Certain Events.  For purposes of
          --------------------------------------------
determining the adjusted Conversion Price under paragraph 6B of this Part E, the following shall be applicable:

          (i) Issuance of Rights or Options.  If the Corporation in any manner
              -----------------------------
grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for
                                                            -------------------
which Common Stock is issuable" shall be determined by dividing (A) the total
------------------------------
amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities.  If the Corporation in any
               ----------------------------------
manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which
                                                    -------------------------
Common Stock is issuable" shall be determined by dividing (A) the total amount
------------------------
received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

          (iii)  Change in Option Price or Conversion Rate.  If the purchase
                 -----------------------------------------
price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this paragraph 6C, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Senior Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such
                                                          -------- ----
change shall at any time cause the Conversion Price under this Part E to be increased.

          (iv) Treatment of Expired Options and Unexercised Convertible
               --------------------------------------------------------
Securities.  Upon the expiration of any Option or the termination of any right
----------
to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect under this Part E shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 6C, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Senior Preferred shall not cause the conversion Price under this Part E to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Senior Preferred.

     (1) Calculation of Consideration Received.  If any Common Stock, Option or
         -------------------------------------
Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Senior Preferred. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Senior Preferred. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne one-half by the Corporation and one-half by the holders of the outstanding Senior Preferred (pro rata among such holders based upon the number of Shares held by each such holder).

          (vi) Integrated Transactions.  In case any Option is issued in
               -----------------------
connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

          (vii)  Treasury Shares.  The number of shares of Common Stock
                 ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (viii)  Record Date.  If the Corporation takes a record of the holders
                  -----------
of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     284.  Subdivision or Combination of Common Stock.  If the Corporation
           ------------------------------------------
at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     285. Reorganization, Reclassification, Consolidation, Merger or Sale.
          ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to in this Part E as an "Organic Change." Prior to
                                                   --------------
the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Senior Preferred then outstanding) to insure that each of the holders of Senior Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Senior Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Senior Preferred immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Senior Preferred then outstanding) to insure that the provisions of this Section 6 and Sections 8 and 9 of this Part E shall thereafter be applicable to the Senior Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Senior Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Senior Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. The provisions of Section 2 of this Part E shall apply in lieu of the provisions of this paragraph 6E in the event that any such Organic Change also constitutes a Fundamental Change or a Change in Ownership.

     286. Certain Events.  If any event occurs of the type contemplated by
          --------------
the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Senior Preferred; provided that no such adjustment shall increase the Conversion Price as
-------- ----
otherwise determined pursuant to this Section 6 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Senior Preferred.

     287. Notices.
          -------

          (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Senior Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Corporation shall give written notice to all holders of Senior Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (iii) The Corporation shall also give written notice to the holders of Senior Preferred at least 20 days prior to the date on which any Organic Change shall take place.

     288. Mandatory Conversion.  The Corporation may at any time require
          --------------------
the conversion of all of the outstanding Senior Preferred if the Corporation is at such time effecting a Qualified Public Offering. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Qualified Public Offering and upon written notice of such mandatory conversion delivered to all holders of Senior Preferred at least seven days prior to such closing.

     Section 1 Conversion of Class D Preferred into Class C Preferred.
               ------------------------------------------------------

     291. Conversion.
          ----------

          (i) In connection with the occurrence (or the expected occurrence as described in subparagraph 7A(iii) of this Part E) of any Conversion Event, each holder of Class D Preferred shall be entitled to convert into an equal number of shares of Class C Preferred any or all of the shares of such holder's Class D Preferred being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event. In addition, PNC shall be entitled to convert into an equal number of Shares of Class C Preferred any or all of the Shares of such holder's Class D Preferred at any time following approval from the Federal Reserve Board permitting PNC to hold voting securities of the Corporation.

          (ii) For purposes of this paragraph 7A, a "Conversion Event" shall
                                                     ----------------
mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such Person or
                              --------
group of Persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale, such Person or group of Persons in the aggregate would own or control securities of the Corporation

(excluding any Class D Preferred being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a Person or group of Persons (within the meaning of the 1934 Act) if, after such sale, such Person or group of Persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a Person or group of Persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof).

          (iii) Each holder of Class D Preferred shall be entitled to convert shares of Class D Preferred in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class D Preferred to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class D Preferred so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class D Preferred are converted into shares of Class C Preferred in connection with a Conversion Event and such shares of Class C Preferred are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class C Preferred shall be promptly converted back into the same number of shares of Class D Preferred.

     292. Conversion Procedure.
          --------------------

          (i) Unless otherwise provided in connection with a Conversion Event, each conversion of Shares of Class D Preferred shall be effected by the surrender of the certificate or certificates representing the Shares of Class D Preferred to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class D Preferred stating that (a) such holder desires to convert the Shares, or a stated number of the Shares, of such Class D Preferred represented by such certificate or certificates into Shares of Class C Preferred and (b) in the case of a conversion pursuant to the last sentence of subparagraph 7A(i) of this Part E, such holder has received the requisite approval referred to therein (and such statement shall obligate the Corporation to issue such shares of Class C Preferred). Unless otherwise provided in connection with a Conversion Event, each conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class D Preferred as such holder shall cease and the Person or Persons in whose name or names the certificate or certificates for Shares of Class C Preferred are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Shares of Class D Preferred represented thereby.

          (ii) Promptly (and in any event within three business days) after the surrender of certificates and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Shares of Class C Preferred issuable upon such conversion and (b) a certificate representing any Class D Preferred which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Class C Preferred upon conversion of Class D Preferred shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class C Preferred.

          (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued Shares of Class C Preferred, solely for the purpose of issuance upon the conversion of the Class D Preferred, such number of Shares of Class C Preferred as are issuable upon the conversion of all outstanding Class D Preferred. All shares of Class C Preferred which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Shares of Class C Preferred may be so issued without violation of any applicable law or governmental regulation.

          (v) The Corporation shall not close its books against the transfer of Shares of Class C Preferred in any manner which would interfere with the timely conversion of any shares of Class D Preferred. The Corporation shall assist and cooperate with any holder of Class D Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Class D Preferred under this Part E (including, without limitation, making any filings required to be made by the Corporation) and the Corporation shall pay all filing fees and other expenses incurred by any such holder in connection with any required filings or other actions under any applicable laws and regulations (including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related laws and regulations, as amended).

     293. Stock Splits.  If the Corporation in any manner subdivides or
          ------------
combines the outstanding shares of one class of Senior Preferred, the outstanding shares of the other class of Senior Preferred shall be proportionately subdivided or combined in a similar manner.

     Section 1 Purchase Rights.  If at any time the Corporation grants, issues
               ---------------
or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Senior
                            ---------------
Preferred shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Senior Preferred immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of

Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that if the Purchase Rights involve voting securities, the
        -------- ----
Corporation shall make available to each holder of Class D Preferred, at such holder's request, Purchase Rights involving securities which are non-voting (except as otherwise required by law), which are otherwise identical to the Purchase Rights involving voting securities and which are convertible into such voting securities on the same terms as Class B Common Stock is convertible into Class A Common Stock.

     Section 1 Events of Noncompliance.
               -----------------------

     311. Definition.  An Event of Noncompliance shall have occurred if:
          ----------

          (i) the Corporation fails to pay the full amount of the Put Price (as defined in the Stockholders Agreement) in cash at the Put Closing (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement at a time it is prevented from doing so under the provisions of its material financing agreements with financial institutions or other institutional lenders;

          (ii) the Corporation fails to pay the full amount of the Put Price (as defined in the Stockholders Agreement) in cash at the Put Closing (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement to the extent it is permitted to do so under the provisions of its material financing agreements with financial institutions or other institutional lenders;

          (iii) the Corporation breaches or otherwise fails to perform or observe any covenant set forth in paragraphs 3D, 3F, 3J or 3N of the Purchase Agreement;

          (iv) the Corporation breaches or otherwise fails to perform or observe any other covenant set forth in this Part E or in the Purchase Agreement;

          (v) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Senior Preferred pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by the Corporation or any Subsidiary to any holder of Senior Preferred, is false or misleading in any material respect on the date made or furnished;

          (vi) the Corporation or any material Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any material Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any material Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any material Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any material Subsidiary or of any substantial part of the assets of the Corporation or any material Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any material Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any material Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days;

          (vii) a judgment in excess of $250,000 is rendered against the Corporation or any material Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;

          (viii) the Corporation or any Subsidiary defaults in the performance of any obligation or agreement if the effect of such default is to cause an amount exceeding $250,000 to become due prior to its stated maturity; or

          (ix) there shall have occurred an Event of Noncompliance (as defined in Part D hereof).

     312.  Consequences of Events of Noncompliance.
           ---------------------------------------

          (i) If an Event of Noncompliance of the type described in subparagraph 9A(iv) of this Part E has occurred and continues for a period of 30 days or any other Event of Noncompliance has occurred, the dividend rate on the Senior Preferred shall increase immediately by an increment of two (2) percentage points. Thereafter, until such time as no Event of Noncompliance exists, the dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of two (2) percentage points (but in no event shall the dividend rate exceed 13%). Any increase of the dividend rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

          (ii) If an Event of Noncompliance of the type described in subparagraph 9A(ii) or (viii) of this Part E has occurred, the holder or holders of a majority of the Senior Preferred then outstanding may demand (by written notice delivered to the Corporation) immediate redemption of all or any portion of the Senior Preferred owned by such holder or holders at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) plus an amount equal to the number of shares of Conversion Stock then issuable upon conversion of such Share multiplied by the Market Price per share of Conversion Stock as of such date. The Corporation shall give prompt written notice of such election to the other holders of Senior Preferred (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Senior Preferred by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. The Corporation shall redeem all Senior Preferred as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.

          (iii) If an Event of Noncompliance of the type described in subparagraph 9A(vi) of this Part E has occurred, all of the Senior Preferred then outstanding shall be subject to immediate redemption by the Corporation (without any action on the part of the holders of the Senior Preferred) at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) plus an amount equal to the number of shares of Conversion Stock then issuable upon conversion of such Share multiplied by the Market Price per share of Conversion Stock as of such date. The Corporation shall immediately redeem all Senior Preferred upon the occurrence of such Event of Noncompliance.

          (iv) If any Event of Noncompliance exists, each holder of Senior Preferred shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     Section 1 Registration of Transfer.  The Corporation shall keep at its
               ------------------------
principal office a register for the registration of Senior Preferred. Upon the surrender of any certificate representing Senior Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Senior Preferred represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

     Section 1 Replacement.  Upon receipt of evidence reasonably satisfactory to
               -----------
the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Senior Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Senior Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     Section 1 Definitions.
               -----------

          "1996 Purchase Agreement" means that certain Purchase Agreement, dated
           -----------------------
as of May 30, 1996, by and among the Corporation, Primus and PNC.

          "Change in Ownership" means any sale, transfer or issuance or series
           -------------------
of sales, transfers and/or issuances of Common Stock (and/or securities convertible directly or indirectly into, or exercisable or exchangeable directly or indirectly for, Common Stock) by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the 1934 Act), other than the holders of Common Stock and Senior Preferred as of the date of the Purchase Agreement, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances (including for this purpose securities held by such Person or Persons that are convertible directly or indirectly into, or exercisable or exchangeable directly or indirectly for, Common Stock).

          "Class A Common Stock" means the Corporation's Class A Common Stock,
           --------------------
par value $1.00 per share.

          "Class A Preferred" means the Corporation's Class A Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class B Common Stock" means the Corporation's Class B Common Stock,
           --------------------
par value $1.00 per share.

          "Class B Preferred" means the Corporation's Class B Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class C Preferred" means the Corporation's Class C Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Class D Preferred" means the Corporation's Class D Convertible
           -----------------
Preferred Stock, par value $1.00 per share.

          "Common Stock" means, collectively, the Class A Common Stock, the
           ------------
Class B Common Stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 6C(i) and 6C(ii) of this Part E whether or not the Options or Convertible Securities are actually exercisable at such time.

          "Conversion Stock" means, with respect to the Class C Preferred,
           ----------------
shares of Class A Common Stock and, with respect to the Class D Preferred, shares of Class B Common Stock; provided that if there is a change such that the
                                -------- ----
securities issuable upon conversion of the Class C Preferred or the Class D Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion
                                                                      ----------
Stock" shall mean one share of the security issuable upon conversion of the
-----
Class C Preferred or the Class D Preferred, as the case may be, if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Convertible Securities" means any stock or securities directly or
           ----------------------
indirectly convertible into or exchangeable for Common Stock.

          "Fundamental Change" means (a) any sale or transfer of more than 50%
           ------------------
of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of related transactions (other than any sale or lease of assets made in the ordinary course of business in connection with any capitalized leases entered into by the Corporation or any of its Subsidiaries as lessor in the ordinary course of business and other than any Liens (as defined in the Purchase Agreement) to lending institutions incurred or granted by the Corporation or any of its Subsidiaries in the ordinary course of business in connection therewith) and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Senior Preferred are not changed and the Senior Preferred is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of Common Stock and Senior Preferred as of the date of the Purchase Agreement shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

          "Junior Preferred" means, collectively, the Class A Preferred and the
           ----------------
Class B Preferred.

          "Junior Securities" means any capital stock or other equity securities
           -----------------
of the Corporation, including the Junior Preferred but excluding the Senior Preferred.

          "Liquidation Value" of any Share as of any particular date shall be
           -----------------
equal to $100.

          "Market Price" of any security means the average of the closing prices
           ------------
of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days
       ------------
prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the

"Market Price" shall be the fair value thereof determined jointly by the
-------------
Corporation and the holders of a majority of the Senior Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Senior Preferred. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne one-half by the Corporation and one-half by the holders of the outstanding Senior Preferred (pro rata among such holders based upon the number of Shares held by each such holder).

          "Options" means any rights, warrants or options to subscribe for or
           -------
purchase Common Stock or Convertible Securities.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PNC" means PNC Venture Corp, a Delaware corporation.
           ---

          "Primus" means Primus Capital Fund III Limited Partnership, an Ohio
           ------
limited partnership.

          "Public Offering Price" means (for any Public Offering) the price per
           ---------------------
share of Class A Common Stock paid by the public in connection with such Public Offering.

          "Public Offering" means any offering by the Corporation of its capital
           ---------------
stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for
                                                           -------- ----
purposes of paragraph 6F of this Part E, a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

          "Purchase Agreement" means the Purchase Agreement, dated on or about
           ------------------
May 20, 1998, by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms.

          "Qualified Public Offering" means a firm commitment underwritten
           -------------------------
Public Offering of shares of the Corporation's Class A Common Stock in which (i) the aggregate price paid by the public for such shares shall be at least $15,000,000 and (ii) the price per share paid by the public for such shares shall be at least equal to 150% of the Conversion Price in effect immediately prior to the closing of the sale of such shares pursuant to such Public Offering if such Public Offering is consummated on or before the first anniversary of the Closing (as defined in the Purchase Agreement) and (iii) the price per share paid by the public for such shares shall be at least equal to 200% of the Conversion Price in effect immediately prior to the closing of the sale of such shares pursuant to such Public Offering if such Public Offering is consummated after the first anniversary of the Closing.

          "Redemption Date" as to any Share means the date specified in the
           ---------------
notice of any redemption at the Corporation's option or the applicable date specified in this Part E in the case of any other redemption; provided that no
                                                              -------- ----
such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon and all other amounts payable with respect thereto) is actually paid on such date as provided in Section 4 of this Part E, and if not so paid, the Redemption Date shall be the date on which such amount is paid as provided in Section 4 of this Part E, and the Corporation has issued a warrant to the holder of such Share pursuant to paragraph 3N of the Purchase Agreement.

          "Senior Preferred" means, collectively, the Class C Preferred and the
           ----------------
Class D Preferred.

          "Stockholders Agreement" means the Stockholders Agreement as defined
           ----------------------
in the Purchase Agreement.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes of this Part E, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

          "Warrants" means, collectively, (i) the Contingent Warrants (as
           --------
defined in the Purchase Agreement and the 1996 Purchase Agreement), (ii) the Warrants (as defined in the Purchase Agreement), (iii) that certain warrant to purchase 118,038 shares of Class A Common Stock issued to WSDF pursuant to the WSDF Purchase Agreement, (iv) that certain warrant to purchase up to an additional 53,654 share of Class A Common Stock issued to WSDF pursuant to the WSDF Purchase Agreement and (v) warrants to purchase an aggregate of 15,800 shares of Common Stock issued to employees of the Corporation.

          "WSDF" means Whitney Subordinated Debt Fund, L.P.
           ----

          "WSDF Purchase Agreement" means that certain Securities Purchase
           -----------------------
Agreement by and between the Corporation and WSDF dated as of February 28, 1998.

     Section 1 Amendment and Waiver.  No amendment, modification or waiver shall
               --------------------
be binding or effective with respect to any provision of Sections 1 to 14 of this Part E without the prior written consent of the holders of at least 75% of the Senior Preferred outstanding at the time such action is taken; provided that
                                                                   -------- ----
no change in the terms of this Part E may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of at least 75% of the Senior Preferred then outstanding.

     Section 1 Notices.  Except as otherwise expressly provided under this Part
               -------
E, all notices referred to in this Part E shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                                          FEDERAL IDENTIFICATION
                                                                 NO.  04-3124117
                                                                      ----------

                       THE COMMONWEALTH OF MASSACHUSETTS
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

--------
EXAMINER

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)


--------
Name           Paul S. Gass
         We, ------------------------------------------------------, President,
Approved

               Charles W. Cross
         and-------------------------------------------------------, *Clerk,

               BankVest Capital Corp.
         of--------------------------------------------------------,
                            (Exact name of corporation)

                     200 Nickerson Road, Marlboro, MA 01752
         located at------------------------------------------------,
                    (Street address of corporation in Massachusetts)

          certify that these Articles of Amendment affecting articles numbered:

          3 and 4
          ----------------------------------------------------------------------
              (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

          of the Articles of Organization were duly adopted at a meeting held on________, 19_______, by vote of:


          ______shares of  Class A Common Stock   of  1,844,146   shares
                 ------------------------             ------------
          outstanding,
                 (type, class & series, if any)

          30,000 shares of Class A Convertible Preferred Stock   of 30,000
          ------ ---------------------------------------------      -----------
          shares outstanding, and
                 (type, class & series, if any)

C    ___  30,000 shares of Class B Convertible Preferred Stock   of 30,000
          ------ ---------------------------------------------      ----------
          shares  outstanding,
     ___         (type, class & series, if any)

P    ___  See Attachment 1 for additional classes of stock.
     ___
     ___
M    ___
     ___
R.A. ___

          /1/**being at least a majority of type, class or series outstanding and entitled to vote thereon:/or /2/**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

________
P.C.
          *Delete the inappllicable words.    **Delete the inapplicable clause.
          /1/ For  amendments adopted pursuant to Chapter 156B, Section 70.
          /2/ For amendments adopted pursuant to Chapter 165B, Section 71.
          NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON ONE SIDE ONLY OF SEPARTE 8E1/2EX 11 SHEETS OF PAPER WITH A LEFT MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE MADE ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH ADDITION IS CLEARLY INDICATED.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporatoin is authorized to issue, fill in the following:

The total presently authorized is:

          WITHOUT PAR VALUE STOCKS                                   WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------------------------------
      TYPE             NUMBER OF SHARES           TYPE              NUMBER OF SHARES              PAR VALUE
------------------------------------------------------------------------------------------------------------------
Common:                                           Common:      5,000,000 Class A Common              $1.00
                                                               Stock
------------------------------------------------------------------------------------------------------------------
                                                               1,000,000 Class B Common              $1.00
                                                               Stock
------------------------------------------------------------------------------------------------------------------
Preferred:                                      Preferred:     500,000 (of which shares)             $1.00
                                                               60,000 Class A Convertible
                                                               Preferred
------------------------------------------------------------------------------------------------------------------
                                                               30,000 Class B Convertible            $1.00
                                                               Preferred
------------------------------------------------------------------------------------------------------------------
                                                               75,000 Class C Convertible            $1.00
                                                               Preferred
------------------------------------------------------------------------------------------------------------------
                                                               37,500 Class D Convertible            $1.00
                                                               Preferred
------------------------------------------------------------------------------------------------------------------

Change the total authorized to:

          WITHOUT PAR VALUE STOCKS                                WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------------------------------
      TYPE             NUMBER OF SHARES            TYPE              NUMBER OF SHARES              PAR VALUE
------------------------------------------------------------------------------------------------------------------
Common:                                           Common:                25,000,000                  $1.00
------------------------------------------------------------------------------------------------------------------
                                                Non-Voting                2,000,000                  $1.00
                                                  Common
------------------------------------------------------------------------------------------------------------------
Preferred:                                      Preferred:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------



                                   Article IV

        Article IV is hereby amended to read in its entirety as follows:

                        Please see Continuation Sheet 4A

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this__________day of ___________, 19__,

___________________________________________________________________, *President,
President,

___________________________________________________________________, *Clerk.

*Delete the inapplicable words.

                                 ATTACHMENT 1



37,500 shares of Class C Convertible Preferred Stock of 37,500 shares outstanding, and

37,500 shares of Class D Convertible Preferred Stock of 37,500 shares outstanding.

                                                              CONTINUATION SHEET
                                                                      4A (Con't)


                                                           CONTINUATION SHEET 4A
                                                Amended Articles of Organization

                                  ARTICLE IV

                                 STOCK RIGHTS
                                 ------------

     Except as otherwise provided in this Article IV or as otherwise required by applicable law, all shares of Common Stock and Non-Voting Common Stock ("Stock") shall be identical in all respects and shall entitle the holders thereof to the same rights, preferences and privileges, subject to the same qualifications, limitations and restrictions, as set forth herein.

     Section 1.  Voting Rights.  Except as otherwise provided in this Article IV
                 -------------
or as otherwise required by applicable law, the holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation, and the holders of Non-Voting Common Stock shall have no right to vote on any matters to be voted on by the stockholders of the Corporation; provided that the holders of Non-Voting Common Stock shall have the
             -------- ----
right to one vote per share together with the Common Stock as one class on (i) any merger or consolidation of the Corporation with or into another entity or entities and (ii) any sale of all or substantially all of the Corporation's assets; and provided further that the holders of Non-Voting Common Stock shall
            -------- -------
have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Non-Voting Common Stock would receive or be exchanged for consideration different on a per share basis from consideration received with respect to or in exchange for the shares of Common Stock, or would otherwise be treated differently from shares of Common Stock in connection with such transaction.

     Section 2.    Dividends.  As and when dividends are declared or paid with
                   ---------
respect to shares of Stock, whether in cash, property or securities of the Corporation, the holders of Common Stock and the holders of Non-Voting Common Stock shall be entitled to receive such dividends pro rata at the same rate per share of each class of Stock; provided that (i) if dividends are declared or
                              -------- ----
paid in shares of Stock, the dividends payable to holders of Common Stock shall be payable in shares of Common Stock and the dividends payable to the holders of Non-Voting Common Stock shall be payable in shares of Non-Voting Common Stock and (ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Non-Voting Common Stock, at such holder's request, dividends consisting of non-voting securities (except as otherwise required by law) of the Corporation which are otherwise identical to the voting securities and which are convertible into such voting securities on the same terms as the Non-Voting Common Stock is convertible into the Common Stock.

     Section 3.  Liquidation.  The holders of the Common Stock and the holders
                 -----------
of the Non-Voting Common Stock shall be entitled to participate pro rata at the same

                                                              CONTINUATION SHEET
                                                                      4A (Con't)

rate per share of each class of Stock in all distributions to the holders of Stock in any liquidations, dissolution, or winding up of the Corporation.

     Section 4.  Conversion of Non-Voting Common Stock.
                 --------------------------------------

     (a)  Generally.
          ---------

          (i) Upon the occurrence or the expected occurrence, as described in clause (iii) below, of any Conversion Event, each holder of Non-Voting Common Stock shall be entitled to convert into an equal number of shares of Common Stock any or all of the shares of such holder's Non-Voting Common Stock being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

          (ii)   For purposes of this paragraph 4(a), a "Conversion Event" shall
                                                         ----------------
mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or
                              --------
group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Non-Voting Common Stock being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934
Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee there). For purposes of this paragraph 4(a), "person" shall include any natural person and
                                  ------
any corporation, partnership, joint venture, trust, limited liability company, unincorporated organization and any other entity or organization.

          (iii) Each holder of Non-Voting Common Stock shall be entitled to convert shares of Non-Voting Common Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Non-Voting Common Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to

                                                              CONTINUATION SHEET
                                                                      4A (Con't)

effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Non-Voting Common Stock to be converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Non-Voting Common Stock are converted into shares of Common Stock in connection with a Conversion Event and such shares of Common Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Common Stock shall be promptly converted back into the same number of shares of Non-Voting Common Stock.

     (b)  Conversion Procedure.
          --------------------

          (i) Unless otherwise provided in connection with a Conversion Event, each conversion of shares of Non-Voting Common Stock into shares of Common Stock shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours together with a written notice by the holder of such Non-Voting Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of such Non-Voting Common Stock represented by such certificate or certificates into shares of Common Stock. Each conversation shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrounded and such notice has been received, and at such time the rights of the holder of the converted Non-Voting Common Stock shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby (subject to the last sentence of paragraph 4(a) above).

          (ii) Promptly after the surrender of certificates and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Common Stock issuable upon such conversion and (b) a certificate representing any Non-Voting Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

          (iii) The issuance of certificates for Common Stock upon conversion of Non-Voting Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Common Stock.

          (iv) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Non-Voting Common Stock , such number of shares of Non-Voting Common Stock issuable upon the conversion of all outstanding Non-Voting Common Stock. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be

                                                              CONTINUATION SHEET
                                                                      4A (Con't)

necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Corporation upon issuance).

          (v) The Corporation shall not close its books against the transfer of shares of Stock in any manner which would interfere with the timely conversion of any shares of Stock. The Corporation shall assist and cooperate with any holder of Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Stock hereunder (including, without limitation, making any filings required to be made by the Corporation).

          (c)    Stock Splits. If the Corporation in any manner subdivides or
                 ------------
combines the outstanding shares of one class of Stock, the outstanding shares of the other class of Stock shall be proportionately subdivided or combined in a similar manner.

     Section 5.  Registration of Transfer.  The Corporation shall keep at its
                 ------------------------
principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Stock. Upon the surrender of any certificate representing shares of any class of Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

     Section 6.  Replacement.  Upon receipt of evidence reasonably satisfactory
                 -----------
to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 7.  Notices.  All notices referred to herein shall be in writing,
                 -------
shall be delivered personally or by first-class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal

                                                              CONTINUATION SHEET
                                                                      4A (Con't)

executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

     Section 8.  Amendment and Waiver.  No amendment or waiver of any provision
                 --------------------
of this Article IV shall be effective without the prior approval of the holders of a majority of the then outstanding Non-Voting Common Stock voting as a separate class.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)


       =================================================================


       I hereby approve the within Articles of Amendment and, the filing fee in the amount of $____________ having been paid, said articles are deemed to have been filed with me this day_________ of 19___.


       Effective date:__________________________________________________







                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth








                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:


         ____________________________________________________________

         ____________________________________________________________

         ____________________________________________________________